Segment Information	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Segment Information
5.	SEGMENT INFORMATION
The Executive Directors of the Company have been identified as the CODM. Operating segments are identified on the basis of internal reports that the CODM reviews regularly in allocating resources to segments and in assessing their performances.
The CODM make resources allocation decisions based on internal management functions and assess the Group’s business performance as one integrated business instead of by separate business lines or geographical regions. Accordingly, the Group has only one operating segment and therefore, no segment information is presented.
The Group primarily operates in Mainland China and accordingly, no geographic information is presented. No single customer accounted for 10 percent or more of the Group’s revenue in all periods presented.